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                                                                    EXHIBIT 10.9

                             2001 CBRE HOLDING, INC.
                              STOCK INCENTIVE PLAN

                                OPTION AGREEMENT

             THIS AGREEMENT (the "Agreement"), is made effective as of the
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20/th/ day of July 2001, (the "Date of Grant"), between CBRE Holding, Inc., a
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Delaware corporation (the "Company"), and W. Brett White (the "Participant").
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Capitalized terms not otherwise defined herein shall have the same meanings given them in the 2001 CBRE Holding, Inc. Stock Incentive Plan (the "Plan").

                                R E C I T A L S:
                                - - - - - - - -

             WHEREAS, the Company has adopted the Plan, which Plan is incorporated herein by reference and made a part of this Agreement; and

             WHEREAS, the Committee has determined that it would be in the best interests of the Company and its stockholders to grant the Options provided for herein to the Participant pursuant to the Plan and the terms set forth herein.

             NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties agree as follows:

             1.  Grant of the Options. The Company hereby grants to the
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Participant the right and option to purchase, on the terms and conditions hereinafter set forth, all or any part of an aggregate of 141,782 Shares (the "Option"), subject to adjustment from time to time pursuant to the Plan. The
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purchase price of the Shares subject to the Option shall be $16.00 per Share, subject to adjustment from time to time pursuant to the provisions of the Plan. The Options are intended to be non-qualified stock options, and are not intended to be treated as options that comply with Section 422 of the Internal Revenue Code of 1986, as amended.

             2.  Vesting. The portion of the Option which have become vested and
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exercisable at any time as described in this Section 2 are hereinafter referred to as the "Vested Portion."
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             (a) Vesting Schedule.
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                 (i)  Subject to Section 2(a)(ii) and Section 2(b) below, the
         Option shall vest and become exercisable with respect to 20% of the Shares initially subject thereto on the first, second, third, fourth and fifth anniversaries of the Date of Grant.

                 (ii) Notwithstanding the foregoing, upon a Change of Control, the Option, to the extent not previously canceled pursuant to Section 2(b) below, shall immediately vest and become exercisable with respect to all the Shares at the time subject to the Option.

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                 (b)  Termination of Employment.
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                  If the Participant's Employment is terminated for any reason, the Option shall, to the extent not then vested, be canceled by the Company without consideration; provided, however, that (i) if the Participant's
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Employment is terminated by the Company or applicable Affiliate without Cause
(as defined below) or if the Participant resigns from his or her Employment for Good Reason (as defined below), the Option shall immediately vest and become exercisable for all the Shares at the time subject to the Option or (ii) if the Participant's Employment is terminated due to the Participant's death or Disability (as defined below), the Option shall immediately vest and become exercisable with respect to the number of Shares with respect to which the Option would have become vested and exercisable in the calendar year of such termination of Employment. The Vested Portion of the Option shall remain exercisable for the period set forth in Section 3(a).

                 3.   Exercise of Options.
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                 (a)  Period of Exercise. Subject to the provisions of the Plan
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and this Agreement, the Participant may exercise all or any part of the Vested
Portion of the Option at any time prior to the earliest to occur of:

                      (i)   the tenth anniversary of the Date of Grant;

                      (ii) one year following the date of the Participant's termination of Employment as a result of death or Disability;

                      (iii) ninety days following the date of the Participant's termination of Employment by the Company or applicable Affiliate without Cause (other than as a result of death or Disability) or by the Participant for any reason; and

                      (iv) the date of the Participant's termination of Employment by the Company or applicable Affiliate for Cause.

                 For purposes of this Agreement:

                 "Cause" shall mean (i) the Participant's willful failure to
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perform duties to the Company or its Affiliates, which is not cured within 10 days following written notice from the Company describing such failure, (ii) the Participant's conviction of a felony, (iii) the Participant's willful malfeasance or misconduct which is materially and demonstrably injurious to the Company, or (iv) breach by the Participant of the material terms of any employment agreement with the Company (an "Employment Agreement"), including
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without limitation all sections thereof addressing non-competition, non-solicitation or confidentiality. For the purpose of the preceding sentence, clause (i) only applies to the extent Participant refuses to undertake the duties of his or her office and does not apply to situations where, although the Participant is undertaking the duties of his or her office to the best of his or her ability in good faith, a disagreement exists with regard to the quality of the services rendered by the Participant; provided further, that no act or
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failure to act by the Participant shall be considered "willful"

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unless it is done, or omitted to be done, in bad faith without a reasonable belief that the action or omission was in the best interest of the Company.

                 "Disability" shall mean the inability of a Participant to
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perform in all material respects his or her duties and responsibilities to the
Company, or its Affiliates, for a period of six consecutive months or for an aggregate of nine months in any twenty-four consecutive month period by reason of a physical or mental incapacity. Any question as to the existence of a Disability as to which the Participant and the Company cannot agree shall be determined in writing by a qualified independent physician mutually acceptable to the Participant and the Company. If the Participant and the Company cannot agree as to a qualified independent physician, each shall appoint such a physician and those two physicians shall select a third who shall make such determination in writing. The determination of Disability made in writing to the Company and the Participant shall be final and conclusive for all purposes of this Agreement.

                 "Good Reason" shall mean (i) a substantial diminution in the
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Participant's position or duties, an adverse change in reporting lines, or the assignment of duties materially inconsistent with his or her position; (ii) any reduction in the Participant's base salary or material adverse change in the Participant's bonus opportunity; or (iii) failure of the Company to pay compensation or benefits to the Participant when due under an Employment Agreement; in each of the foregoing clauses (i) through (iii), which is not cured within 30 days following receipt of written notice from the Participant describing the event that would constitute Good Reason if not cured within such period.

                 (b)  Method of Exercise.
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                      (i)  Subject to Section 3(a), the Vested Portion of the
         Options may be exercised by delivering to the Company at its principal office or its designee written notice of intent to so exercise; provided, that, the Options may be exercised with respect to whole
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         Shares only. Such notice shall specify the number of Shares for which the Options are being exercised and shall be accompanied by payment in full of the Option Price. The purchase price for the Shares as to which Options are exercised shall be paid to the Company in full at the time of exercise at the election of the Participant (A) in cash or its equivalent (e.g., by check); (B) in Shares having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee; provided, that such Shares have been held by the Participant for no
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         less than six months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment applying generally accepted accounting principles); (C) partly in cash and partly in such Shares; or (D) if there should be a public market for the Shares at such time, subject to such rules as may be established by the Committee, through the delivery of irrevocable instructions to a broker to sell Shares obtained upon the exercise of the Option and to deliver promptly to the Company an amount out of the proceeds of such sale equal to the aggregate Option Price for the Shares being purchased. The Participant shall also be required to pay all withholding taxes relating to the exercise.

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                   (ii)  Notwithstanding any other provision of the Plan or this
         Agreement to the contrary, unless there is an available exemption from such registration or qualification requirements, the Options may not be exercised prior to the completion of any registration or qualification of the Options or the Shares that is required to comply with applicable state and federal securities laws or any ruling or regulation of any governmental body or national securities exchange that the Committee shall in its sole discretion determine in good faith to be necessary or advisable.

                   (iii) Upon the Company's determination that the Options have been validly exercised as to any of the Shares, the Company shall issue certificates in the Participant's name for such Shares. However, the Company shall not be liable to the Participant for damages relating to any delays in issuing the certificates to the Participant, any loss of the certificates, or any mistakes or errors in the issuance of the certificates or in the certificates themselves.

                   (iv) Should the Participant die while holding the Options, the Vested Portion of the Options shall remain exercisable by the Participant's executor or administrator, or the person or persons to whom the Participant's rights under this Agreement shall pass by will or by the laws of descent and distribution as the case may be, to the extent set forth in Section 3(a). Any heir or legatee of the Participant shall take rights herein granted subject to the terms and conditions hereof.

                   (v) As a condition to exercising the Options, the Participant shall become a party to the Subscription Agreement.

                4. No Right to Continued Employment. Neither the Plan nor this
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Agreement shall be construed as giving the Participant the right to be retained in the Employment of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss the Participant or discontinue any Employment, free from any liability or any claim under the Plan or this Agreement, except as otherwise expressly provided herein.

                5. Legend on Certificates. To the extent provided by the
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Subscription Agreement, the certificates representing the Shares purchased by exercise of the Options shall contain a legend stating that they are subject to the Subscription Agreement and may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares are listed, and any applicable Federal or state laws, and the Committee may cause an additional legend or legends to be put on any such certificates to make appropriate reference to such other restrictions.

                6. Transferability. Except as otherwise permitted by the
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Committee, the Options are exercisable only by the Participant during the
Participant's lifetime and may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Participant otherwise than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided, that
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the designation of a

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beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

                7.  Withholding and Other Taxes. A Participant shall be required
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to pay to the Company or any Affiliate and the Company shall have the right and is hereby authorized to withhold, any applicable withholding and other taxes in respect of the Options, their exercise or any payment or transfer under the Options or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such withholding and other taxes (which include, without limitation, income tax and national insurance contributions payable under the United Kingdom PAYE regime).

                8.  Securities Laws. Upon the acquisition of any Shares pursuant
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to the exercise of the Options, the Participant will make or enter into such written representations, warranties and agreements as the Committee may reasonably request in order to comply with applicable securities laws or with this Agreement.

                9.  Notices. Any notice necessary under this Agreement shall be
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addressed to the Company in care of its Secretary at the principal executive office of the Company and to the Participant at the address appearing in the personnel records of the Company for the Participant or to either party at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

                10. Choice of Law. THE INTERPRETATION, PERFORMANCE AND
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ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF
DELAWARE.

                11. Options Subject to Plan and Subscription Agreement. By
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entering into this Agreement the Participant agrees and acknowledges that the
Participant has received a copy of the Plan and the Subscription Agreement. The Options are subject to the Plan and the Subscription Agreement. The terms and provisions of the Subscription Agreement as it may be amended from time to time in accordance with its respective terms are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan or the Subscription Agreement, the applicable terms and provisions of the Plan or the Subscription Agreement, as applicable, will govern and prevail. In the event of a conflict between any term or provision of the Plan and any term or provision of the Subscription Agreement, the applicable terms and provisions of the Subscription Agreement will govern and prevail.

                12. Signature in Counterparts. This Agreement may be signed in
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counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.





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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

                                            CBRE HOLDING, INC.


                                            By: /s/ Walter V. Stafford
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Agreed and acknowledged as
of the date first above written:


  /s/ W. Brett White
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